SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES ExCHANGE ACT OF 1934

Date of report (date of earliest event reported): October 30, 2003

                               TELULAR CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                      0-23212                36-3885440
(State or Other Jurisdiction of        (Commission           (I.R.S. Employer
        Incorporation)                 File Number)       Identification Number)


  647 North Lakeview Parkway, Vernon Hills, Illinois                60061
       (Address of Principal Executive Offices)                  (Zip Code)

                      (847) 247-9400
   (Registrant's Telephone Number, Including Area Code)



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

         99.1 Press Release issued by Telular Corporation dated October 30,
2003.

Item 9.  Regulation FD Disclosure.

         On October 30, 2003, Telular Corporation issued a press release reporting its fiscal year 2003 fourth quarter results. This press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under item 9 to this Report on Form 8-K.

Item 12. Results of Operations and Financial Condition.

         On October 30, 2003, Telular Corporation issued a press release reporting its fiscal year 2003 fourth quarter results. This press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under item 9 to this Report on Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  October 30, 2003

                                       TELULAR CORPORATION


                                       /s/ JEFFREY L. HERRMANN
                                       -------------------------------------
                                       Jeffrey L. Herrmann
                                       Executive Vice President, Chief Operating
                                       Officer and Chief Financial Officer


Exhibit Index

Sequential
Exhibit
Number                   Document Name

99.1                     Press Release dated October 30, 2003